Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, John V. Boyer, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Caitlin Robinson, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 27, 2026

/s/ John V. Boyer

John V. Boyer

Director and Trustee

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Christian G. Wilson, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Caitlin Robinson, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as officer of the above referenced Registrants, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 27, 2026

/s/ Christian G. Wilson

Christian G. Wilson

Interested Director and Trustee

President and Chief/Principal Executive

Officer

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Jody T. Foster, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Caitlin Robinson, and Gizachew Wubishet, her true and lawful attorneys-in-fact and agents, to execute in her name, place, and stead, in her capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: November 13, 2025

/s/ Jody T. Foster

Jody T. Foster

Director and Trustee

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Dennis A. Johnson, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Caitlin Robinson, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: November 13, 2025

/s/ Dennis A. Johnson

Dennis A. Johnson

Director and Trustee

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Mark R. Wetzel, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Caitlin Robinson, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: November 13, 2025

/s/ Mark R. Wetzel

Mark R. Wetzel

Director and Trustee